UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2022, the Board of Directors of Global Payments Inc. (the “Company”) approved amendments to the Company’s Tenth Amended and Restated Bylaws (the “Bylaws”). The amendments to the Bylaws revise the requirements for shareholders to request a special meeting by providing that a special meeting of the shareholders may be called by the Secretary of the Company upon the proper request of one or more shareholders owning at least 25% of the voting power of all shares of stock of the Company issued and outstanding for at least one year as of the date of the request, subject to compliance with the other requirements set forth in the amendments. The amendments also include certain other ministerial clarifications and updates.

The Eleventh Amended and Restated Bylaws, reflecting the amendments, were effective on April 28, 2022. The foregoing summary does not purport to be complete and is qualified in its entirety by the text of the Eleventh Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 28, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The following matters were submitted to a vote of the shareholders:

Proposal 1. Election of directors.

Nominee	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
M. Troy Woods	220,400,944	4,714,593	98,477	23,190,540
Kriss Cloninger III	203,180,132	21,925,030	108,852	23,190,540
Jeffrey S. Sloan	222,708,600	2,377,180	128,234	23,190,540
F. Thaddeus Arroyo	224,706,909	389,002	118,103	23,190,540
Robert H.B. Baldwin, Jr.	222,908,804	2,186,104	119,106	23,190,540
John G. Bruno	194,821,886	30,270,317	121,811	23,190,540
Joia M. Johnson	204,271,530	20,829,174	113,310	23,190,540
Ruth Ann Marshall	220,088,670	5,017,420	107,924	23,190,540
Connie D. McDaniel	213,412,839	11,696,697	104,478	23,190,540
William B. Plummer	223,917,681	1,178,052	118,281	23,190,540
John T. Turner	219,175,652	5,737,057	301,305	23,190,540

Proposal 2. Advisory vote to approve named executive officer compensation.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
92,547,318	132,312,750	353,946	23,190,540

Proposal 3. Ratification of the reappointment of Deloitte & Touche LLP as the Company’s independent public accountants for 2022.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
242,555,676	5,700,274	148,604	—

Proposal 4. Advisory shareholder proposal for a shareholder right to call special shareholder meetings.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
113,205,545	111,471,394	537,075	23,190,540

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Eleventh Amended and Restated Bylaws of Global Payments Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: May 3, 2022	By:	/s/ Paul M. Todd
Paul M. Todd
Senior Executive Vice President and Chief Financial Officer